                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

    Filed by the registrant [x]
    Filed by a party other than the registrant [ ]
    Check the appropriate box:
    [ ] Preliminary proxy statement
    [x] Definitive proxy statement
    [ ] Definitive additional materials
    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                              David White, Inc.
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                              David White, Inc.
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

    [x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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    (4) Proposed maximum aggregate value of transaction:

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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----------------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                               DAVID WHITE, INC.
                                11711 River Lane
                                 P.O. Box 1007
                              Germantown, WI 53022

                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 7, 1996

TO THE SHAREHOLDERS OF DAVID WHITE, INC.:

     NOTICE IS HEREBY GIVEN that the 1996 annual meeting of shareholders of David White, Inc., a Wisconsin corporation ("Company"), is scheduled to be held on Tuesday, May 7, 1996 at 3:00 P.M. in the Company's corporate offices at 11711 River Lane, Germantown, Wisconsin for the following purpose:

     1. To elect two directors, each for a three-year term to expire at the Company's 1999 annual meeting of shareholders.

     Shareholders of record as of the close of business on March 8, 1996 will be entitled to notice of, and to vote at, the annual meeting and any adjournment thereof.

     Even if you plan to attend the annual meeting, please complete, date and sign the enclosed proxy appointment form and mail it promptly in the enclosed envelope. If you attend the annual meeting, you may revoke your proxy appointment and vote your shares in person. Your attention is directed to the attached Proxy Statement and the accompanying proxy appointment form.

                                         DAVID WHITE, INC.

                                       LOGO
                                         Tony L. Mihalovich
                                         President and Chief Executive Officer

Germantown, Wisconsin
March 25, 1996

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE DATE THE ENCLOSED PROXY APPOINTMENT FORM, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED.

                               DAVID WHITE, INC.

                                PROXY STATEMENT

                                      FOR
                      1996 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 7, 1996

                              GENERAL INFORMATION

     This Proxy Statement and accompanying proxy appointment form are being furnished to the shareholders of David White, Inc., a Wisconsin corporation ("Company"), beginning on or about March 25, 1996, in connection with the solicitation by the Board of Directors of the Company ("Board") of proxy appointments for use at the Company's 1996 annual meeting of shareholders scheduled to be held on Tuesday, May 7, 1996 at 3:00 P.M. in the Company's corporate offices at 11711 River Lane, Germantown, Wisconsin and at any adjournment thereof ("Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this Proxy Statement.

     Only shareholders of record as of the close of business on March 8, 1996 ("Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Company's outstanding voting securities consisted of 457,323 shares of Common Stock. The record holder of each outstanding share of Common Stock as of the Record Date is entitled to one vote per share for each proposal submitted for consideration at the Meeting. Wisconsin law and the Company's By-laws require the presence of a quorum for the Meeting, defined here as a majority of the shares of the Company's Common Stock entitled to vote at the Meeting, represented in person or by proxy. Votes withheld from director nominees will be counted in determining whether a quorum is present.

     A proxy appointment form, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked will be voted in accordance with the instructions contained therein. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. If no specification is indicated on the proxy appointment form, the shares represented thereby will be voted FOR the Board's two director nominees set forth herein, and on such other business or matters which may properly come before the Meeting in accordance with the best judgment of the proxies named in the proxy appointment form.

     Director nominees are elected by a plurality of the votes cast by the shares entitled to vote in the election at the Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the election of directors. Under the rules of The New York Stock Exchange, Inc., brokers who hold shares in street name have authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote in the election of directors. The votes represented by a proxy appointment card submitted by a broker where the broker does not expressly vote for the director nominees or expressly withhold authority, will be cast in favor of the director nominees.

     Execution of a proxy appointment form given in response to this solicitation will not affect a shareholder's right to attend the Meeting and to vote in person. Presence at the Meeting of a shareholder who has signed a proxy appointment form does not in itself revoke the appointment of a proxy. Each proxy appointment may be revoked by the person giving it at any time before the exercise thereof by giving written notice to such effect to the Secretary of the Company, by execution and delivery of a subsequent proxy appointment form or by attendance and voting in person at the Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred upon such proxy.

                             ELECTION OF DIRECTORS

     The terms of two Directors expire in connection with the 1996 Annual Meeting. The Board has nominated Marshall A. Loewi and R. Ron Heiligenstein to be elected at the Meeting for three-year terms to expire at the Company's 1999 annual meeting of shareholders. On February 22, 1996, the Board unanimously approved a resolution to amend Section 3.01 of the Company's By-laws to reduce the size of the Board from seven directors to five directors. Prior to that amendment, there were two vacancies on the Board, as Mr. Richard H. Bromley declined to stand for re-election after his term expired during 1994, and Mr. Hans-Rudolf Ammann resigned from the Board when he repurchased the 90% stock interest of Ammann Lasertechnik, AG, formerly held by the Company.

     It is intended that the proxies named on the accompanying proxy appointment form will vote for the election of the Board's nominees. Messrs. Loewi and Heiligenstein are current members of the Board. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by Board-solicited proxy appointments which indicate a vote for all nominees or which include no specification will be voted for the election of such other person as the Board may recommend in place of such nominee.

     Certain information about Messrs. Loewi and Heiligenstein and the current members of the Board, is set forth below.

     THE BOARD RECOMMENDS A VOTE FOR MESSRS. LOEWI AND HEILIGENSTEIN AS
DIRECTORS.

                                                                                      SHARES OF COMMON
                                                                                           STOCK
                                                                                        BENEFICIALLY
     NAME OF INDIVIDUAL                     PRINCIPAL OCCUPATION          DIRECTOR    OWNED ON RECORD     PERCENT
     OR NUMBER IN GROUP        AGE            OR EMPLOYMENT(1)             SINCE          DATE(2)         OF CLASS
----------------------------   ---    ---------------------------------   --------    ----------------    --------
                                     NOMINEES WHOSE TERMS WILL EXPIRE IN 1999
Marshall A. Loewi              68     Chairman of the Board of the          1980            56,445          12.3
(3)(4)                                Company. President and Chief
                                      Executive Officer of Milwaukee
                                      Resistor Corporation
                                      (manufacturer of power resistors
                                      and specialized resistance
                                      products).
R. Ron Heiligenstein           63     Business consultant to various        1988            40,000           8.7
(4)(5)(6)                             business enterprises
                                    DIRECTORS WHOSE TERMS WILL EXPIRE IN 1998
Michael S. Ariens              64     President of Ariens Company           1980             1,500          *
(3)(5)                                (manufacturer of outdoor power
                                      equipment). Mr. Ariens is also a
                                      director of Wisconsin Public
                                      Service Corporation (public
                                      utility company).
Tony L. Mihalovich             48     President and Chief Executive         1992            11,927           2.6
(8)                                   Officer of the Company
                                     DIRECTOR WHOSE TERM WILL EXPIRE IN 1997
Charles D. Jacobus             69     President of Jacobus Co.              1983            11,300           2.5
(3)(4)(5)                             (diversified company with
                                      interests in petroleum and home
                                      security systems).

                                                                                      SHARES OF COMMON
                                                                                           STOCK
                                                                                        BENEFICIALLY
     NAME OF INDIVIDUAL                     PRINCIPAL OCCUPATION          DIRECTOR    OWNED ON RECORD     PERCENT
     OR NUMBER IN GROUP        AGE            OR EMPLOYMENT(1)             SINCE          DATE(2)         OF CLASS
----------------------------   ---    ---------------------------------   --------    ----------------    --------
                                        DIRECTOR WHO RESIGNED DURING 1995
Hans-Rudolf Ammann             50     President of Ammann Lasertechnik,     1989           0
  (7)                                 AG (former subsidiary of the
                                      Company which designs,
                                      manufactures and markets optical
                                      and laser surveying instruments).
All directors, nominees and                                                                126,361
  executive officers as a
  group (9 persons)

------------------------
 *  Less than l%.

(1) Unless otherwise indicated in the footnotes, each director has been employed in his present listed principal occupation for five years or more.

(2) Except for Mr. Loewi or as otherwise indicated in the footnotes below, all of the other directors have sole voting and investment power over the Common Stock identified as beneficially owned, except to the extent such power is shared by spouses under applicable state law. The shares of Common Stock listed as owned by the indicated group include 39,607 shares over which beneficial ownership is shared with others and 16,439 shares receivable by executive officers upon the exercise of vested incentive stock options that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan. The beneficial ownership of Common Stock held by Messrs. Heiligenstein and Loewi is described in further detail under "Principal Shareholders."

(3) Current member of Executive Committee.

(4) Current member of Audit Committee.

(5) Current member of Compensation and Stock Option Committee.

(6) Mr. Heiligenstein was an independent business consultant to the Company from 1985 to 1992. Mr. Heiligenstein's listed share ownership includes 16,000 shares of Common Stock receivable upon the exercise of vested stock options that are exercisable within sixty (60) days of the Record Date.

(7) As one of the conditions required by Mr. Ammann to the Company's acquisition of Ammann Lasertechnik AG on June 30, 1989, Mr. Ammann was appointed to the Board. Mr. Ammann was the founder, president and principal shareholder of Ammann Lasertechnik for over five years prior to the acquisition. Mr. Ammann resigned from the Board and sold all of his stock in the Company to the Company as part of the transaction in which he repurchased the 90% stock interest of Ammann Lasertechnik formerly held by the Company. All of Mr. Ammann's stock options in the Company were also terminated as part of that transaction.

(8) Mr. Mihalovich was elected President and Chief Executive Officer of the Company effective as of November 16, 1992, after serving as Interim President and Chief Operating Officer from October 9, 1992. Mr. Mihalovich was also Secretary from January 1992 until May 1993. From October 1989 until October 16, 1992, Mr. Mihalovich served as the Company's Executive Vice President and Chief Operating Officer. Mr. Mihalovich's listed share ownership includes 11,250 shares of Common Stock receivable upon the exercise of vested incentive stock options that are exercisable within sixty
    (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan.

     The Board met eight times during 1995 and took unanimous action by consent twice in 1995.

     The Executive Committee met twice in 1995. The Executive Committee's principal function is to act on behalf of the Board between meetings. The Executive Committee also performs the functions of a nominating committee. Shareholders entitled to vote at the Meeting who wish to propose other director nominees for shareholder consideration at the Meeting may do so only by giving written notice of such an intent to the Secretary of the Company not less than thirty (30) days in advance of the Meeting and otherwise complying with the Company's By-laws. Such notice must specify, among other things, the nominee's name, biographical data and qualifications.

     The Audit Committee met once in 1995. Its principal functions are to annually approve the engagement of the Company's independent auditing firm, review with such auditors the plan and scope of their audit and the findings thereof, review the Company's internal auditing procedures and controls, and review and approve various other matters relating to the Company's auditing, accounting and financial practices, procedures, policies and reports.

     The Compensation and Stock Option Committee met twice in 1995 and took unanimous action by consent once in 1995. Its principal functions are to review and establish the compensation, bonuses, pensions, insurance and benefits of principal officers and key employees of the Company (and its subsidiary), administer the Company's 1981 Stock Option Plan, 1992 Stock Option Plan and 1995 Stock Option Plan, and approve other incentive, compensatory or benefit plans for Company officers and employees.

     No director attended less than 75% of the meetings held in 1995 of the Board and committees thereof on which he served, except for Hans-Rudolf Ammann, who resides in Switzerland and who resigned as a director during 1995.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of the Record Date with respect to the Common Stock of the Company owned by each person or entity who is known by the Company to be the beneficial owner of more than 5% of the Common Stock.

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK
                                               --------------------------------------------------------------
                                                SOLE VOTING        SHARED VOTING                      PERCENT
           NAME AND ADDRESS OF                 AND INVESTMENT      AND INVESTMENT                       OF
             BENEFICIAL OWNER                      POWER               POWER           AGGREGATE       CLASS
------------------------------------------     --------------      --------------      ---------      -------
Marshall A. Loewi                                  17,838              38,607(1)         56,445         12.3
  8920 W. Heather Lane
  Milwaukee, WI 53224-0200
R. Ron Heiligenstein                               40,000                  --            40,000          8.7
  8210 N. Green Bay Road
  Milwaukee, WI 53209 (2)
Charlotte H. Simmons                               26,500                  --            26,500          5.8
  500 Lakeland
  Lake Bluff, IL 60044 (3)
William D. Van Dyke III                            50,000                  --            50,000         10.9
  111 E. Wisconsin Ave.
  Milwaukee, WI 53202 (4)
Thomas A. Harenburg                                47,910                  --            47,910         10.5
  6360 E. Decorah
  Oshkosh, WI 5490l (5)

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK
                                               --------------------------------------------------------------
                                                SOLE VOTING        SHARED VOTING                      PERCENT
           NAME AND ADDRESS OF                 AND INVESTMENT      AND INVESTMENT                       OF
             BENEFICIAL OWNER                      POWER               POWER           AGGREGATE       CLASS
------------------------------------------     --------------      --------------      ---------      -------
Heartland Advisors, Inc.                           46,000                  --            46,000         10.1
  790 North Milwaukee St.
  Milwaukee, WI 53202 (6)

-------------------------
(1) The listed shares are held in a trust pursuant to which Mr. Loewi shares investment power but retains sole voting power over the listed shares.

(2) The information listed is as of January 11, 1996, as reported by Mr. Heiligenstein in an amendment to his Schedule 13D filed with the Securities and Exchange Commission. In addition, the number of shares shown includes 16,000 shares with respect to which Mr. Heiligenstein possesses presently exercisable options, granted pursuant to an agreement with the Company dated January 11, 1990.

(3) The information listed is as of January 20, 1992, as reported by Mrs. Simmons, as executrix of the Estate of Richard W. Simmons, in her Schedule 13D amendment filed with the Securities and Exchange Commission, except to the extent information is otherwise known by the Company.

(4) The information listed is as of November 20, 1990 as reported by Mr. Van Dyke in his Schedule 13D filed with the Securities and Exchange Commission, except to the extent information is otherwise known by the Company.

(5) The information listed is as of September 9, 1992, as reported by Mr. Harenburg in an amendment to his Schedule 13D filed with the Securities and Exchange Commission.

(6) The information listed is as of February 14, 1996, as reported by Heartland Advisors, Inc. in its Schedule 13G filed with the Securities and Exchange Commission.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with during 1995.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation
          Name and                       -------------------------      All Other
     Principal Position         Year      Salary         Bonus        Compensation
----------------------------    -----    ---------    ------------    -------------
Tony L. Mihalovich,             1995     $140,000      $22,832(1)     $4,042(2)(3)
President, Chief Executive
Officer, Director

------------------------

(1) Upon the recommendation of the Compensation and Stock Option Committee, Mr. Mihalovich was awarded a $22,832 discretionary bonus for 1995 pursuant to the provisions of his employment agreement with the Company. Under his employment agreement with the Company, Mr. Mihalovich may defer up to 25% of his annual base compensation and 100% of his incentive compensation to be held in a special deferred compensation account established for his benefit. Funds credited to the account shall bear interest from the date they otherwise would have been paid at the rate equal to the prime rate charged by Firstar Bank Fond du Lac, determined and adjusted as of the first business day of each calendar quarter, compounded quarterly. Subject to the terms of the agreement, all deferred compensation will be payable upon the termination of Mr. Mihalovich's employment or upon his death.

(2) Reflects Company contributions of $3,868.00 during 1995 to the defined contribution portion of the Company's Employee Retirement Plan on behalf of Mr. Mihalovich. The Company contributes annually to a separate account established for each employee two percent (2%) of such employee's compensation. Additionally, each participating employee can elect to contribute an additional two percent (2%) to ten percent (10%) of his annual compensation to the Retirement Plan and the Company will make a matching contribution to the employee's account equal to twenty-five percent (25%) of the employee's contribution up to the first six percent (6%) of such contributions. All amounts accrued under the defined contribution provisions of the Retirement Plan are fully vested after the earlier of five years of credited service, death, total and permanent disability or retirement on or after age 65.

(3) Each executive officer of the Company is entitled to life insurance coverage of $100,000 which is greater than that available to employees generally under the Company's group term policy. The compensation shown includes $174 of premium expense for the life insurance coverage in excess of $50,000, which is treated as compensation to Mr. Mihalovich.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table reflects unexercised options to purchase the Company's Common Stock granted to the Company's Chief Executive Officer and held by him on December 3l, 1995, under the 1992 Stock Option Plan and the Stock Option Agreement dated April 20, 1994, between the Company and Mr. Mihalovich. No stock options were exercised by him during 1995.

                                                              Value of Unexercised
                            Number of Securities                  In-the-Money
                           Underlying Unexercised                  Options at
                           Options at Fiscal Year                Fiscal Year End
                                   End (#)                           ($)(l)
                        -----------------------------     -----------------------------
        Name            Exercisable     Unexercisable     Exercisable     Unexercisable
--------------------    -----------     -------------     -----------     -------------
Tony L. Mihalovich         11,250           3,750           $67,556          $22,519

------------------------

(l) Represents the difference between the closing price of the Company's Common Stock on December 31, 1995 and the exercise price of the options. Calculated based upon a December 31, 1995 market price of $12.63 per share of the Company's Stock, representing the average between the closing bid price of $12.00 and the ask price of $13.25 on that date.

                            DIRECTORS' COMPENSATION

     During 1995, each director who was not also an officer and full time employee of the Company, is entitled to receive $650 for each Board meeting and $350 for every other committee meeting attended. Directors who were officers and full time employees of the Company or its subsidiary received no separate compensation for service as a director. All directors are entitled to reimbursement for their out-of-pocket expenses incurred in attending meetings. Some directors voluntarily elected not to accept all compensation to which they were entitled for all meetings they attended. During 1995, Messrs. Ariens, Jacobus, and Loewi, received directors' fees in the amount of $5,250, and Mr. Heilegenstein received directors' fees in the amount of $4,900.

     During January 1990, Mr. Heiligenstein was granted options to purchase 16,000 shares of Common Stock at a price of $10 per share. The options vest in four consecutive equal annual installments and are exercisable in whole or in part beginning on January 11, 1994, unless otherwise accelerated at the discretion of the Board under certain circumstances. The options were not granted pursuant to the Company's 1981 Stock Option Plan.

                              EMPLOYMENT CONTRACT

     The Company has an employment contract with Tony L. Mihalovich as President and Chief Executive Officer of the Company. The agreement is for an initial term of January 1, 1994 through December 31, 1994, and is subject to automatic renewals on a year-to-year basis unless certain notice provisions are satisfied. The agreement was amended on December 5, 1995, and the discussion herein concerns the agreement as amended.

     Under the agreement, Mr. Mihalovich is entitled to minimum base compensation of $120,000 per year, subject to annual review and adjustment by the Board of Directors. Mr. Mihalovich's base compensation is now $140,000 per year. Mr. Mihalovich is also entitled to a discretionary bonus based upon annual Company operating results. Mr. Mihalovich is also entitled to an annual incentive bonus (not to exceed 30% of base compensation) equal to 10% of the difference between the Company's after-tax operating profit and its cost of capital for the year in question (as defined in the agreement). The basis for calculating the annual incentive bonus shall be subject to annual review by the Board of Directors.

     Under the employment agreement, Mr. Mihalovich may defer up to 25% of his annual base compensation and 100% of his incentive compensation to be held in a special deferred compensation account established for his benefit. Funds credited to the account shall bear interest from the date they otherwise would have been paid at the rate equal to the prime rate charged by Firstar Bank Fond du Lac, determined and adjusted as of the first business day of each calendar quarter, compounded quarterly. Subject to the terms of the agreement, all deferred compensation will be immediately payable upon the termination of Mr. Mihalovich's employment or upon his death. Other benefits afforded to Mr. Mihalovich include a Company vehicle (although Mr. Mihalovich pays 10 percent of the lease payments for the vehicle through payroll deductions) and an annual allowance for estate and tax planning.

     Under the agreement, Mr. Mihalovich is restricted from competing, either directly or indirectly, with the Company during the term of his employment and for two years after termination of his employment. The agreement also provides that if the Company terminates Mr. Mihalovich for any reason prior to the end of the current term of employment, Mr. Mihalovich will be entitled to severance pay of at least twelve months' worth of base compensation and benefits.

     The agreement provides that, in the event Mr. Mihalovich's employment is terminated following a "change of control," the Company shall pay Mr. Mihalovich severance compensation equal to two times his base compensation plus a pro-rated share of any incentive compensation otherwise due under the agreement, and shall also continue Mr. Mihalovich's medical, disability and life insurance for twelve months following his termination. Severance benefits are also payable if, following a "change of control," either the Company terminates Mr. Mihalovich's employment or Mr. Mihalovich resigns as a result of an involuntary (i) reassignment to any position, duties or responsibilities inconsistent with his position, duties or responsibilities as of the change of control; (ii) a reduction in his base compensation below the base compensation as of the date of the change of control, or a material reduction in his benefits or prerequisites; or (iii) transfer to an office location outside of the Metropolitan Milwaukee area. A "change of control" of the Company will be considered to occur, for purposes of the agreement, if (i) any person becomes the beneficial owner of more than 50% of the Company's common stock; (ii) any person or persons are elected as a director or directors of the Company at a shareholders' meeting at which management-solicited proxies are not voted in favor of such person or persons; or (iii) the occurrence of certain events that would require disclosure as a change of control in current reports filed with the Securities and Exchange Commission or in a proxy statement.

                     EXECUTIVE OFFICER SEVERANCE AGREEMENTS

     The Company has severance agreements with certain of its other current executive officers and other key employees. These agreements were amended in January 1991 and provide that, following a "change in control" of the Company, the officer will be employed for two years in the same position, performing equivalent duties and at the same location as in effect immediately prior to the change in control. During the employment period the officer is entitled to receive a salary based upon his annual compensation rate in effect on the date of the change in control and to be included in the Company's benefit plans available to employees of comparable status. If, during the employment period, the officer's employment is terminated by the Company, other than for "cause" (as defined in the agreement) or the officer's disability, or the officer's duties are significantly and unreasonably reduced without his written consent and the officer terminates his employment as a result thereof, the officer is entitled to receive a lump sum termination payment equal to such officer's annual salary. In addition to such a termination payment, the officer will also be entitled to receive his accrued benefits under the Company's benefit plans or individual retirement agreements. The agreements do not affect the terms of employment of such officers prior to a change in control. A "change in control" of the Company is generally defined in the agreements to occur if (i) any person becomes the beneficial owner of 20% of the Company's voting securities; (ii) two or more members of the Board are not "continuing directors"; or (iii) there shall be consummated certain described business combination, sale or dissolution transactions.

                                 OTHER MATTERS

     The Board has reappointed Deloitte & Touche to serve as the Company's 1996 independent auditors. Representatives of Deloitte & Touche are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

     The election of directors is the only substantive matter known to the Board which will be presented for shareholder consideration at the Meeting. For other business to be properly brought before the Meeting by a shareholder, such shareholder must give written notice of such proposed business complying with the Company's By-laws to the Secretary of the Company not less than thirty (30) days in advance of the Meeting. If any other business or matters should properly come before the Meeting, the proxies named in the accompanying proxy card will vote on such business or matters in accordance with their best judgment.

     The cost of soliciting proxy appointments for the Meeting will be borne by the Company. The Company may solicit proxy appointments by mail, telephone, telegram, facsimile or similar telecommunications transmissions or in person. Proxy appointments may also be solicited by any of the foregoing methods by certain directors, officers and regular employees, as yet undesignated, of the Company. Such individuals will receive no extra compensation for their solicitation efforts. The Company has also engaged Georgeson & Company, Inc. to solicit proxy appointments on behalf of the Board in connection with the Meeting at an anticipated cost of approximately $5,000 plus reasonable out-of-pocket expenses. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock of the Company.

     UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, 11711 RIVER LANE, P.O. BOX 1007, GERMANTOWN, WISCONSIN 53022, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF ITS 1995 ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     Any shareholder proposal intended for consideration at the 1997 annual meeting of shareholders must be received by the Company no later than November 25, 1996 in order to be considered for inclusion in the Company's proxy statement and proxy appointment form for that meeting.

                                         DAVID WHITE, INC.

                                       LOGO
                                         Tony L. Mihalovich
                                         President and Chief Executive
                                           Officer

Germantown, Wisconsin
March 25, 1996

                                                                      APPENDIX

                               DAVID WHITE, INC.
                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 7, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Tony L. Mihalovich and Michael S. Ariens the proxies (with full power of substitution) of the undersigned to attend the annual meeting of shareholders of David White, Inc. (the "Company") to be held on May 7, 1996 at 3:00 p.m., Central Daylight Time, at the Company's offices at 11711 River Lane, Germantown, Wisconsin, and any adjournment thereof and to vote all shares of stock of the Company held by the undersigned on March 8, 1996, as specified below and on any other matters that may properly come before said meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED FOR ITEM 1.

  THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEM 1.
  1. ELECTION OF DIRECTORS.

     [ ] FOR ALL NOMINEES LISTED    [ ] WITHHOLD AUTHORITY
         (except as marked to           to vote for all
         the contrary)                  nominees listed below

                   MARSHALL A. LOEWI AND R. RON HEILIGENSTEIN

                          (continued on reverse side)

                    Dated: _______________________________________, 1996


                    ___________________________________________________


                    ____________________________________________________
                    Signature (Including title when signing for a corporation or partnership or as an agent, attorney or fiduciary)



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